SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report:  May 3, 1999
(Date of earliest event reported)

Commission File No.  333-62671


               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
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     North Carolina                                   56-1643598
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(State of Incorporation)                        (I.R.S. Employer
                                                Identification No.)


One First Union Center
Charlotte, North Carolina                                   28228-0600
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(Address of principal executive offices)                  (Zip Code)

                                (704) 374-6161
             (Registrant's Telephone Number, including area code)



(Former name, former address and former fiscal year, if changed since last report)
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



ITEM 5.       Other Events

            Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Chase Securities Inc. ("CSI") and First Union Capital Markets Corp. ("First Union" and together with CSI, the "Underwriters") in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-62671) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

            Any statement or information contained in the Structural Term Sheets or Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.       Financial Statements, Pro Forma Financial Information and
Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------

(99) Structural Term Sheets and Collateral Term Sheets prepared by Chase Securities
                                                  Inc. and First Union Capital
                                                  Markets Corp. in connection
                                                  with First Union National
                                                  Bank - Chase Manhattan Bank
                                                  Commercial Mortgage Trust
                                                  Commercial Mortgage Pass-
                                                  Through Certificates Series
                                                  1999-C2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST UNION COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


Date:  May 6, 1999



                                       By:  /s/ Craig Lieberman
                                            -------------------
                                           Name:  Craig M. Lieberman
                                           Title: Vice President

                                INDEX TO EXHIBITS

                                                       Paper (P) or
Exhibit No.                 Description                Electronic (E)
-----------                 -----------                --------------
(99)                        Structural Term Sheets     E
                            and Collateral Term
                            Sheets prepared by Chase
                            Securities Inc. and First
                            Union Capital Markets
                            Corp. in connection with
                            First Union National Bank
                            - Chase Manhattan Bank
                            Commercial Mortgage Trust
                            Commercial Mortgage Pass-
                            Through Certificates
                            Series 1999-C2.